UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 12, 2008

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 750-1771

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 12, 2008, Regency Energy Partners LP, a Delaware limited partnership (“Regency”), issued a press release announcing its financial results for the first quarter 2008 ended March 31.  A copy of the press release and its accompanying financial highlights and reconciliation schedules are incorporated by reference as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  A copy of materials to be presented to securities analysts during a conference call are incorporated by reference as a part of this current report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The press release, accompanying financial highlights, reconciliation schedules, and presentation materials are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition.  The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Copy of Regency Energy Partners LP press release, dated May 12, 2008, publicly announcing its first quarter 2008 financial results.
99.2	Copy of Regency Energy Partners LP presentation to securities analysts, publicly discussing its results of operations for the first quarter ended March 31, 2008.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner
By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

May 12, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 12, 2008.
99.2	Slide 1 of Presentation to Securities Analysts, dated May 12, 2008
Graphic 2	Slide 2 of Presentation to Securities Analysts
Graphic 3	Slide 3 of Presentation to Securities Analysts
Graphic 4	Slide 4 of Presentation to Securities Analysts
Graphic 5	Slide 5 of Presentation to Securities Analysts
Graphic 6	Slide 6 of Presentation to Securities Analysts
Graphic 7	Slide 7 of Presentation to Securities Analysts
Graphic 8	Slide 8 of Presentation to Securities Analysts
Graphic 9	Slide 9 of Presentation to Securities Analysts
Graphic 10	Slide 10 of Presentation to Securities Analysts
Graphic 11	Slide 11 of Presentation to Securities Analysts
Graphic 12	Slide 12 of Presentation to Securities Analysts
Graphic 13	Slide 13 of Presentation to Securities Analysts
Graphic 14	Slide 14 of Presentation to Securities Analysts
Graphic 15	Slide 15 of Presentation to Securities Analysts
Graphic 16	Slide 16 of Presentation to Securities Analysts
Graphic 17	Slide 17 of Presentation to Securities Analysts
Graphic 18	Slide 18 of Presentation to Securities Analysts
Graphic 19	Slide 19 of Presentation to Securities Analysts
Graphic 20	Slide 20 of Presentation to Securities Analysts
Graphic 21	Slide 21 of Presentation to Securities Analysts
Graphic 22	Slide 22 of Presentation to Securities Analysts
Graphic 23	Slide 23 of Presentation to Securities Analysts